Loans And Allowance For Credit Losses (Components Of Investment In Direct Financing Leases) (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Financing leases, net investment in direct financing leases:
Minimum lease payments receivable	¥ 677,959	¥ 565,967
Estimated residual values of leased property	22,384	17,653
Less-unearned income	(69,196)	(43,840)
Net investment in direct financing leases	¥ 631,147	¥ 539,780